----------------------------------------------------------------------
                                                         ANNUAL REPORT

August 31, 1995




                Neuberger&Berman
                EQUITY TRUST -SM-


       Neuberger&Berman
                NYCDC SOCIALLY RESPONSIVE TRUST

TABLE OF CONTENTS

    THE FUND

    CHAIRMAN'S LETTER             4

    PORTFOLIO MANAGER'S
    COMMENTARY                    6

    GROWTH OF A DOLLAR
    CHART                         8
      COMPARISON OF A
      $10,000 INVESTMENT

    FINANCIAL STATEMENTS          9
    FINANCIAL HIGHLIGHTS         15
      PER SHARE DATA

    REPORT OF
    INDEPENDENT
    ACCOUNTANTS                  17

    THE PORTFOLIO

    SCHEDULE OF
    INVESTMENTS                  18
      TOP TEN HOLDINGS

    FINANCIAL STATEMENTS         21

    FINANCIAL HIGHLIGHTS         26

    REPORT OF
    INDEPENDENT
    ACCOUNTANTS                  27

    DIRECTORY                    28

    OFFICERS AND
    TRUSTEES                     29

CHAIRMAN'S LETTER                                               October 11, 1995

Dear Fellow Shareholder:
  Over the last six months, the strong performance of both the stock and bond markets more than compensated for the lackluster results of 1994, when stocks struggled to stay even and bonds had their worst year since 1926.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P "500" INDEX*    MSCI EAFE (INTERNATIONAL)*   MERRILL LYNCH INDEX*
Sep-94                 -2.44%                        -3.15%                -2.045%
Oct-94                 -0.24%                         0.08%                -2.486%
Nov-94                 -3.88%                        -4.74%                -2.717%
Dec-94                 -2.45%                        -4.14%                -1.772%
Jan-95                  0.07%                        -7.82%                 0.447%
Feb-95                  3.98%                        -8.08%                 2.274%
Mar-95                  7.04%                        -2.35%                 3.942%
Apr-95                 10.19%                         1.32%                 5.637%
May-95                 14.60%                         0.12%                11.020%
Jun-95                 17.26%                        -1.65%                11.978%
Jul-95                 21.15%                         4.48%                11.196%
Aug-95                 21.45%                         0.50%                12.606%

             SOURCE: BLOOMBERG FINANCIAL SERVICES

  It now appears that the U.S. economy has reached the long-discussed "soft landing." The term "soft landing" is often used to describe an economy slowing sufficiently to keep inflation in check, but not stalling into a recession.
  While the market continues to reach new highs, some investors are tempted to try their hands at "market timing." It seldom works and shareholders are best served by simply focusing on their long-term objectives. We feel that through careful security selection, opportunities still exist for growth to occur. Internationally, we see good opportunities in markets such as Southeast Asia, and in certain Latin American countries.
  Long term, we believe the market holds opportunity for shareholders that have the discipline to demand value as well as strong growth. The performance of our Portfolios has been aided by several sectors including the Technology and Finance areas. We are now looking for value in the stocks of laggard groups such as Retail, Energy and Insurance.
  Please read the interviews with our portfolio managers and their discussion of their investment strategies over the past fiscal year ended August 31st. If you have any questions, please call us at 800-877-9700. As always, we remain committed to serving your investment needs.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Trust

*The S&P "500" Index is an unmanaged index generally considered to be representative of U.S. stock market activity.

 The MSCI EAFE Index is an unmanaged index generally considered to be representative of international stock market activity.

 The Merrill Lynch 7-10 year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 7 to 10 years.

 Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Past performance does not guarantee future results.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

JANET PRINDLE -- PORTFOLIO MANAGER

Q
        WHAT FACTORS INFLUENCED YOUR PORTFOLIO'S PERFORMANCE OVER THE PAST FISCAL YEAR?

A During this period, we continued to follow our bottom-up strategy, building the portfolio one stock at a time, with no particular bias in any one sector. We took advantage of the strength to sell stocks that had appreciated to meet our expectations, reinvesting the proceeds into issues we felt still represented good value. From a financial perspective, our focus remained on companies with strong balance sheets and good cash flow characteristics.

Q
        WHAT ARE SOME EXAMPLES OF STOCKS THAT HAVE POSITIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A We were particularly happy to note that some of our best performing stocks were industrial companies with outstanding environmental records. One of these is Cabot, a specialty chemical company involved primarily in carbon black, a "dirty" business almost by definition. New management took over five years ago and implemented a leading edge process re-engineering program which has improved both environmental performance and plant efficiency. The payoff has been evident in the past six months. Sales are up and costs are down, and with major capital expenditures behind it, cash flow has increased and given an added boost to earnings. Cabot is one of the first companies we point to when asked about our belief that good corporate citizenship is good business.

   Another good example is IMCO, one of the major independent recyclers of aluminum in the U.S. With excellent processes, IMCO has been providing better yields than the do-it-yourself alternative. Earnings growth has been in excess of 30% and good cash flow and a solid balance sheet have enabled the company to finance growth internally. IMCO is actively pursuing a "closed loop" production system in which virtually all materials would be either consumed or

----------------------------------------------------------------------
          NYCDC Socially Responsive Trust (Cont'd) reclaimed. In the meantime, it has constructed state-of-the-art landfills. These have turned into a real plus as its customers have become extremely sensitive to the final disposal of their waste streams.

Q
        WHAT ARE SOME FACTORS THAT HAVE NEGATIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A Our performance was adversely affected because we did not have an overweighted position in technology. These stocks tend to have higher P/E's than the Portfolio's value system is comfortable with, in most market conditions. Over the past fiscal year, those issues we did hold performed quite well and we have already sold some. Our retail positions lagged a bit during the period, but we remain happy with the stocks we own and believe that their near-term and long- term prospects are good. Their recent performance seems to sup-port our view.

Q
        WHAT ARE SOME EXAMPLES OF STOCKS THAT YOU HAVE BOUGHT DURING
        THIS PERIOD?

A During the period, we purchased shares of Dun & Bradstreet, a leading supplier of business information. The company has a new CEO with an entrepreneurial background and an attractive strategy for re-energizing its world class brand franchises. Wall Street has not yet focused on these changes, which means that the price is still at a level we find attractive. We also like the company because it consistently rates high on diversity with women and minorities heading a number of major divisions.

   We also added to our position in Air Touch, the leading global wireless communication company, with interests in cellular telephone, paging and personal communication services. The company serves over four million customers in the U.S. and 11 foreign countries. We believe that these markets will continue to grow, and Air Touch's technical abilities and financial strengths will lead to further appreciation in the stock's price.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          NYCDC Socially Responsive Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN*

                                NYCDC Socially Responsive Trust   S&P "500"
1 Year                                                   +18.95%    +21.42%
Life of Fund                                             +14.25%    +16.75%

                                 NYCDC Socially Responsive Trust  S&P "500"
03/11/94                                                 $10,000    $10,000
08/31/94                                                 $10,225    $10,345
08/31/95                                                 $12,163    $12,561

   The performance information for Neuberger&Berman NYCDC Socially Responsive Trust is as of August 31, 1995. Neuberger&Berman NYCDC Socially Responsive Trust started operating on March 14, 1994.
   Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of NYCDC Socially Responsive Trust in excess of 0.60% of average daily net assets. This arrangement can be terminated upon 60 days' notice. Absent such reimbursement, the average annual total returns of NYCDC Socially Responsive Trust for the one-year ended 8/31/95 and for the period from 3/14/94 to 8/31/95 would have been +18.68% and +13.97%, respectively.

*"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. These data are derived by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

                                                      August 31,
(000'S OMITTED EXCEPT PER SHARE AMOUNT)                  1995
                                                    --------------
ASSETS
      Investment in Portfolio, at value (Note A)          $88,559
      Deferred organization costs (Note A)                     34
      Receivable for Trust shares sold                          8
                                                           -------
                                                           88,601
                                                           -------
LIABILITIES
      Payable to administrator - net (Note B)                  23
      Payable for Trust shares redeemed                        18
      Accrued expenses                                         17
                                                           -------
                                                               58
                                                           -------
NET ASSETS at value                                       $88,543
                                                           -------
NET ASSETS consist of:
      Par value                                     $           7
      Paid-in capital in excess of par value               73,804
      Accumulated undistributed net investment
        income                                                609
      Accumulated net realized gains on investment            932
      Net unrealized appreciation in value of
        investment                                         13,191
                                                           -------
NET ASSETS at value                                       $88,543
                                                           -------
SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         7,219
                                                           -------
NET ASSET VALUE, offering and redemption price per
share                                                      $12.27
                                                           -------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

                                                      For the
                                                        Year
                                                       Ended
                                                     August 31,
(000'S OMITTED)                                         1995
                                                    ------------
INVESTMENT INCOME
    Investment income from Portfolio (Note A)       $     1,365
                                                    ------------
    Expenses:
      Administration fee (Note B)                            37
      Shareholder reports                                    28
      Registration and filing fees                           13
      Legal fees                                             10
      Custodian fees                                         10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   10
      Shareholder servicing agent fees                        9
      Trustees' fees and expenses                             7
      Auditing fees                                           4
      Miscellaneous                                           1
      Expenses from Portfolio (Note A)                      499
                                                    ------------
        Total expenses                                      628
      Deduct -- expenses reimbursed by
        administrator (Note B)                             (186)
                                                    ------------
        Total net expenses                                  442
                                                    ------------
        Net investment income                               923
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
PORTFOLIO (NOTE A)
    Net realized gain on investments                      1,705
    Change in net unrealized appreciation of
      investments                                        11,139
                                                    ------------
        Net gain on investments from Portfolio
          (Note A)                                       12,844
                                                    ------------
        Net increase in net assets resulting from
          operations                                $    13,767
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

                                                             For the
                                                             Period
                                                           from March
                                                            14, 1994
                                             For the      (Commencement
                                              Year             of
                                              Ended        Operations)
                                           August 31,     to August 31,
(000'S OMITTED)                               1995            1994
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income                 $        923    $        426
    Net realized gain (loss) on
      investments sold from Portfolio
      (Note A)                                   1,705            (772)
    Change in net unrealized
      appreciation of investments from
      Portfolio (Note A)                        11,139           2,052
                                          -----------------------------
    Net increase in net assets resulting
      from operations                           13,767           1,706
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (740)             --
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   21,336          72,371
    Proceeds from reinvestment of
      dividends                                    740              --
    Payments for shares redeemed               (15,146)         (5,491)
                                          -----------------------------
    Net increase from Trust share
      transactions                               6,930          66,880
                                          -----------------------------
NET INCREASE IN NET ASSETS                      19,957          68,586
NET ASSETS:
    Beginning of year                           68,586              --
                                          -----------------------------
    End of year                           $     88,543    $     68,586
                                          -----------------------------
    Accumulated undistributed net
      investment income at end of year    $        609    $        426
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                         1,994           7,119
    Issued on reinvestment of dividends             75              --
    Redeemed                                    (1,424)           (545)
                                          -----------------------------
    Net increase in shares outstanding             645           6,574
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          Equity Trust
NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman NYCDC Socially Responsive Trust (the "Fund") is a separate series of Neuberger&Berman Equity Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until March 14, 1994 other than matters relating to its organization and registration as a diversified, open-end management investment company under the 1940 Act, and registration of its shares under the 1933 Act and state law. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in the Neuberger&Berman Socially Responsive Portfolio of Equity Managers Trust (the "Portfolio") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (91.54% at August 31, 1995). The Fund was created as an investment vehicle for participants in the Deferred Compensation Plan of the City of New York and Related Agencies and Instrumentalities. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: Investments in the Portfolio of Equity Managers Trust are valued by Equity Managers Trust as indicated in the notes following the Portfolio's schedule of investments.
3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio. Dividends and net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent that the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.
   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period. At August 31, 1995, the unamortized balance of such expenses amounted to $33,787.
6) EXPENSE ALLOCATION: The Fund bears all costs of operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where another more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of the Portfolio are allocated pro rata among its respective funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION AND DISTRIBUTION FEES AND OTHER TRANSACTIONS
       WITH AFFILIATES:
   The Fund retains Neuberger&Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement") dated as of March 11, 1994. Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.05% of the Fund's average daily net assets and indirectly pays for investment management services through its investment in the Portfolio. (See Note B of Notes to Financial Statements of the Portfolio.)
   Management has voluntarily undertaken to reimburse the Fund for its operating expenses and its pro rata share of the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 0.60% per annum of the Fund's average daily net assets. This undertaking is subject to termination by Management upon at least sixty (60) days' prior written notice to the Fund. For the year ended August 31, 1995, such excess expenses amounted to $186,559.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger&Berman, L.P. ("Neuberger"), a member firm of The New York Stock Exchange and the sub-adviser to the Portfolio. Several individuals who are officers and/or trustees of the Trust are also partners of Neuberger and/or officers and/or directors of Management.
   The Fund also has a distribution agreement with Management, which receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the Fund.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 1995, additions and reductions in the Fund's
investment  in   the  Portfolio   amounted   to  $15,678,008   and   $9,411,348,
respectively.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          NYCDC Socially Responsive Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses. It should be read in conjunction with the Portfolio's Financial Statements and notes thereto.

                                                              FOR THE
                                            FOR THE         PERIOD FROM
                                           YEAR ENDED    MARCH 14, 1994(1)
                                           AUGUST 31,           TO
                                              1995        AUGUST 31, 1994
                                          --------------------------------
Net Asset Value, Beginning of Year            $ 10.43          $ 10.20
                                          --------------------------------
Income From Investment Operations
    Net Investment Income                         .13              .06
    Net Gains or Losses on Securities
     (both realized and unrealized)              1.82              .17
                                          --------------------------------
      Total From Investment Operations           1.95              .23
                                          --------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     (.11)              --
                                          --------------------------------
Net Asset Value, End of Year                  $ 12.27          $ 10.43
                                          --------------------------------
Total Return+                                  +18.95%           +2.26%(2)
                                          --------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                                $  88.5          $  68.6
                                          --------------------------------
    Ratio of Expenses to Average Net
     Assets(4)                                    .60%             .60%(3)
                                          --------------------------------
    Ratio of Net Income to Average Net
     Assets(4)                                   1.26%            1.42%(3)
                                          --------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          NYCDC Socially Responsive Trust
1) The date investment operations commenced.
2) Not annualized.
3) Annualized.
4) After reimbursement of expenses by the administrator as described in Note B of Notes to Financial Statements. Had the administrator not undertaken such action the annualized ratios to average net assets would have been:

                                                                          FOR THE
                                                     YEAR ENDED    PERIOD FROM MARCH 14,
                                                     AUGUST 31,     1994 TO AUGUST 31,
                                                        1995               1994
----------------------------------------------------------------------------------------
   Expenses                                                .85%               .84%
----------------------------------------------------------------------------------------
   Net Investment Income                                  1.01%              1.18%
----------------------------------------------------------------------------------------

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each year and assumes dividends and capital gain distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Trust and
Shareholders of Neuberger&Berman NYCDC Socially Responsive Trust

    We have audited the accompanying statement of assets and liabilities of Neuberger&Berman NYCDC Socially Responsive Trust, as of August 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period from March 14, 1994 (Commencement of Operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman NYCDC Socially Responsive Trust as of August 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period from March 14, 1994 (Commencement of Operations) to August 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 6, 1995

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                     TOP TEN EQUITY HOLDINGS
     HOLDING                                    PERCENTAGE
 1.  Scott Paper                                   3.1%
 2.  CITICORP                                      3.1%
 3.  Tyco International                            2.4%
 4.  Dun & Bradstreet                              2.4%
 5.  Johnson & Johnson                             2.4%
 6.  Raychem Corp.                                 2.3%
 7.  Procter & Gamble                              2.2%
 8.  Morton International                          2.1%
 9.  Price/Costco                                  2.1%
10.  Cabot Corp.                                   2.0%

                                  Market
                                 Value(1)
 Number                           (000's
of Shares                        omitted)
---------                      -------------
COMMON STOCKS (96.5%)
ADVERTISING (2.0%)
   30,000  Omnicom Group       $     1,882
                               -------------
AGRICULTURE (0.6%)
   58,500  Mycogen Corp.               600  (2)
                               -------------
BANKING (5.7%)
   45,000  CITICORP                  2,987
   60,000  Hawkeye
            Bancorporation           1,504
   24,700  Meridian Bancorp            991
                               -------------
                                     5,482
                               -------------
BUSINESS SERVICES (4.1%)
   42,000  Banta Corp.               1,648
   40,000  Dun & Bradstreet          2,315
                               -------------
                                     3,963
                               -------------
CHEMICALS (9.6%)
   30,000  Air Products &
            Chemicals                1,609
   41,000  Cabot Corp.               1,973
   47,000  Minerals
            Technologies             1,704

                                  Market
                                 Value(1)
 Number                           (000's
of Shares                        omitted)
---------                      -------------
   64,000  Morton
            International        $   2,080
   57,100  Perkin-Elmer              1,948
                               -------------
                                     9,314
                               -------------
CONSUMER GOODS & SERVICES
(5.9%)
   18,000  Marcus Corp.                567
   30,500  Procter & Gamble          2,116
   65,200  Scott Paper               3,024
                               -------------
                                     5,707
                               -------------
DIVERSIFIED (2.4%)
   39,800  Tyco International        2,353
                               -------------
ELECTRONICS (1.9%)
   34,000  Arrow Electronics         1,844  (2)
                               -------------
ENERGY (3.4%)
   65,000  Noble Affiliates          1,796
   59,000  Tidewater Inc.            1,460
                               -------------
                                     3,256
                               -------------
FINANCIAL SERVICES (4.9%)
   20,000  Federal National
            Mortgage
            Association              1,907
   20,000  First USA                   920
   40,000  Travelers Group           1,920
                               -------------
                                     4,747
                               -------------
FOOD & BEVERAGE (2.0%)
   97,000  Whitman Corp.             1,952
                               -------------
FURNISHINGS (2.0%)
   40,000  Leggett & Platt           1,935
                               -------------
HEALTH CARE (5.7%)
   30,000  Columbia/HCA
            Healthcare               1,410
   33,000  Johnson & Johnson         2,277
   20,000  Warner-Lambert            1,807
                               -------------
                                     5,494
                               -------------
INDUSTRIAL & COMMERCIAL
PRODUCTS (4.2%)
  165,000  Intermet Corp.            1,836  (2)
   51,100  Raychem Corp.             2,242
                               -------------
                                     4,078
                               -------------

                                                                 August 31, 1995
--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                  Market
                                 Value(1)
 Number                           (000's
of Shares                        omitted)
---------                      -------------
INSURANCE (7.2%)
   63,000  Allmerica Property
            & Casualty         $     1,520
   17,000  Chubb Corp.               1,551
   76,600  Equitable Cos.            1,973
   51,000  ReliaStar
            Financial                1,938
                               -------------
                                     6,982
                               -------------
OIL & GAS (0.8%)
   33,600  Enron Oil & Gas             781
                               -------------
PACKAGING & CONTAINERS (3.0%)
   70,000  Rock-Tenn                 1,234
   63,000  Sonoco Products           1,693
                               -------------
                                     2,927
                               -------------
PAPER & FOREST PRODUCTS
(2.0%)
   32,000  Mead Corp.                1,964
                               -------------
RECYCLING (1.2%)
   58,000  IMCO Recycling            1,175
                               -------------
RESTAURANTS (1.5%)
   80,000  Bob Evans Farms           1,430
                               -------------
RETAIL STORES (7.4%)
   43,000  May Department
            Stores                   1,822
  120,000  Price/Costco              2,025  (2)
   70,000  Rite Aid                  1,960
   52,000  Toys "R" Us               1,352  (2)
                               -------------
                                     7,159
                               -------------
TECHNOLOGY (5.3%)
   40,000  Compaq Computer           1,910  (2)
   24,000  Hewlett-Packard           1,920
   21,000  Intel Corp.               1,289
                               -------------
                                     5,119
                               -------------
TELECOMMUNICATIONS (12.7%)
   50,000  Airtouch
            Communications           1,625  (2)
   32,500  AT&T Corp.                1,836
   50,000  Globalstar
            Telecommunication          775  (2)

                                  Market
                                 Value(1)
 Number                           (000's
of Shares                        omitted)
---------                      -------------
   40,000  Jones Intercable
            Inc. Class A         $     565(2)
   77,000  MCI Communications        1,853
   48,000  Southern New
            England
           Telecommunications        1,614
  115,000  Tele-Communications
            International            1,797(2)
   69,000  Tele-Communications,
            Inc. Class A             1,277(2)
   17,250  Tele-Communications,
            Inc. Class A
            Liberty Media
            Group                      458(2)
   15,000  WorldCom Inc.               505(2)
                               -------------
                                    12,305
                               -------------
UTILITIES (1.0%)
   36,000  Brooklyn Union Gas          905
                               -------------
           TOTAL COMMON
            STOCKS (COST
            $79,146)                93,354
                               -------------

Principal
 Amount
---------
U.S. TREASURY SECURITIES
(4.4%)
$4,270,000 U.S. Treasury
            Bills, 5.18% -
            5.42%, due 9/7/95
            - 10/26/95  (COST
            $4,249)                  4,249  (3)
                               -------------
           TOTAL INVESTMENTS
            (100.9%) (COST
            $83,395)                97,603  (4)
           Liabilities, less
            cash, receivables
            and other assets
            [(0.9%)]                  (856  )
                               -------------
           TOTAL NET ASSETS
            (100.0%)           $    96,747
                               -------------

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1995

----------------------------------------------------------------------

          Equity Managers Trust
1) Investment securities of the Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices.
2) Non-income producing security.
3) At cost, which approximates market value.
4) The cost of investments for Federal income tax purposes was $83,395,000. At August 31, 1995, gross unrealized appreciation of investments was $15,062,000 and gross unrealized depreciation of investments was $854,000, resulting in net unrealized appreciation of $14,208,000, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Portfolio

                                                     August 31,
(000'S OMITTED)                                         1995
                                                    -------------
ASSETS
      Investments in securities, at market value*
        (Note A) -- see Schedule of Investments     $     97,603
      Cash                                                    56
      Dividends receivable                                   135
      Deferred organization costs (Note A)                    24
                                                    -------------
                                                          97,818
                                                    -------------
LIABILITIES
      Payable for securities purchased                       998
      Payable to investment manager (Note B)                  44
      Accrued expenses                                        29
                                                    -------------
                                                           1,071
                                                    -------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS                                         $     96,747
                                                    -------------
NET ASSETS consist of:
      Paid-in capital                               $     82,539
      Net unrealized appreciation in value of
        investments                                       14,208
                                                    -------------
NET ASSETS                                          $     96,747
                                                    -------------
*Cost of investments                                $     83,395
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Portfolio

                                                      For the
                                                       Year
                                                       Ended
                                                    August 31,
(000'S OMITTED)                                        1995
                                                    -----------
INVESTMENT INCOME
    Income:
      Dividend income                               $    1,189
      Interest income                                      269
                                                    -----------
        Total income                                     1,458
                                                    -----------
    Expenses:
      Investment management fee (Note B)                   431
      Custodian fees                                        42
      Auditing fees                                         20
      Legal fees                                            13
      Accounting fees                                       10
      Trustees' fees and expenses                            7
      Amortization of deferred organization and
        initial offering expenses (Note A)                   7
      Insurance expense                                      3
                                                    -----------
        Total expenses                                     533
                                                    -----------
        Net investment income                              925
                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments sold                1,842
    Change in net unrealized appreciation of
      investments                                       12,075
                                                    -----------
        Net gain on investments                         13,917
                                                    -----------
        Net increase in net assets resulting from
          operations                                $   14,842
                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Portfolio

                                                          For the
                                                        Period from
                                                         March 14,
                                                            1994
                                                        (Commencement
                                            For the          of
                                              Year      Operations)
                                             Ended           to
                                           August 31,    August 31,
(000'S OMITTED)                               1995          1994
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income                 $       925   $     405
    Net realized gain (loss) on
      investments sold                          1,842        (779   )
    Change in net unrealized
      appreciation of investments              12,075       2,133
                                          --------------------------
    Net increase in net assets resulting
      from operations                          14,842       1,759
                                          --------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
INTERESTS:
    Additions                                  21,008      73,340
    Reductions                                 (9,789 )    (4,413   )
                                          --------------------------
    Net increase in net assets resulting
      from transactions in investors'
      beneficial interests                     11,219      68,927
                                          --------------------------
NET INCREASE IN NET ASSETS                     26,061      70,686
NET ASSETS:
    Beginning of year                          70,686          --
                                          --------------------------
    End of year                           $    96,747   $  70,686
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995

----------------------------------------------------------------------

          Equity Managers Trust
NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Socially Responsive Portfolio (the "Portfolio") is a separate series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in the Portfolio and other portfolios of Managers Trust. The Portfolio commenced operations on March 14, 1994.
       The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investments are valued as indicated in the notes following the Portfolio's schedule of investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount on short-term investments (adjusted for original issue discount, where applicable), is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each portfolio will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
5) ORGANIZATION EXPENSES: Expenses incurred by the Portfolio in connection with its organization are being amortized by the Portfolio on a straight-line basis over a five-year period. At August 31, 1995, the unamortized balance of such expenses amounted to $23,870.
6) EXPENSE ALLOCATION: The Portfolio bears all costs of operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where another more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Portfolio retains Management as its investment manager under a Management Agreement ("Agreement") dated as of March 11, 1994. For such investment management services, the Portfolio pays Management a fee at the annual rate of 0.55% of the first $250 million of the Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger&Berman, L.P. ("Neuberger"), a member firm of The New York Stock Exchange and the sub-adviser to the Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without cost to the Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also partners of Neuberger and/or officers and/or directors of Management.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1995, there were purchase and sale transactions (excluding short-term securities) of $54,730,386 and $43,432,765, respectively.
   Brokerage commissions on securities transactions amounted to $138,378, of which Neuberger received $95,964, and other brokers received $42,414.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                For the
                                                              Period from
                                                            March 14, 1994
                                             For the         (Commencement
                                            Year Ended     of Operations) to
                                            August 31,        August 31,
                                               1995              1994
                                          ----------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                        .68%             .69%(1)
                                          ----------------------------------
    Net Investment Income                          1.18%            1.33%(1)
                                          ----------------------------------
Portfolio Turnover Rate                              58%              14%
                                          ----------------------------------
Net Assets, End of Year (in millions)             $96.7            $70.7
                                          ----------------------------------

1) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Socially Responsive Portfolio:

   We have audited the accompanying statement of assets and liabilities of Neuberger&Berman Socially Responsive Portfolio, including the schedule of investments, as of August 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period from March 14, 1994 (Commencement of Operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Socially Responsive Portfolio as of August 31, 1995, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period from March 14, 1994 (Commencement of Operations) to August 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 6, 1995

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, L.P.
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Address correspondence to:
Deferred Compensation Plan of the
City of New York and Related Agencies
and Instrumentalities
40 Rector Street, 3rd Floor
New York, NY 10006
212-306-7760

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 M Street, NW
Washington, DC 20036-5891

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

OFFICERS AND TRUSTEES

Stanley Egener
 CHAIRMAN OF THE BOARD
 AND TRUSTEE

Lawrence Zicklin
 PRESIDENT AND TRUSTEE

Faith Colish
 TRUSTEE

Donald M. Cox
 TRUSTEE

Alan R. Gruber
 TRUSTEE

Howard A. Mileaf
 TRUSTEE

Edward I. O'Brien
 TRUSTEE

John T. Patterson, Jr.
 TRUSTEE

John P. Rosenthal
 TRUSTEE

Cornelius T. Ryan
 TRUSTEE

Gustave H. Shubert
 TRUSTEE

Daniel J. Sullivan
 VICE PRESIDENT

Michael J. Weiner
 VICE PRESIDENT

Richard Russell
 TREASURER

Claudia A. Brandon
 SECRETARY

Stacy Cooper-Shugrue
 ASSISTANT SECRETARY

C. Carl Randolph
 ASSISTANT SECRETARY

Neuberger&Berman Management Inc.

   605 THIRD AVENUE 2ND FLOOR
   NEW YORK, NY 10158-0180
   SHAREHOLDER SERVICES
   800.877.9700
   INSTITUTIONAL SERVICES
   800.366.6264


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general infor-mation of shareholders and is not an offer of shares of the Fund.
Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

              PRINTED ON RECYCLED PAPER
(recycle logo)                                            NBNYCAR30895
              WITH SOY BASED INKS